UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933:	[ X]
Pre-Effective Amendment No.	[ 2 ]
Post-Effective Amendment No.	[ 0 ]

Registration Statement Under the Investment Company Act of 1940:	[ X]
Amendment No.	[ 0 ]

Exact Name of Registrant as Specified in Trust:	Institutional Investor Trust

Address of Principal Executive Offices:	201 Center Road, Suite Two Venice, FL 34285

Registrant's Telephone Number, Including Area Code:	941-496-4660

Name and Address of Agent for Service:	Corporation Service Company 84 State Street Boston, MA 02109

With Copies to:	Marcia DeVries Institutional Investor Trust 201 Center Road, Suite Two Venice, FL 34285

Approximate Date of Proposed Public Offering:	As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[__]	Immediately upon filing pursuant to paragraph (b)
[__]	On (date) pursuant to paragraph (b)
[__]	60 days after filing pursuant to paragraph (a)(1)
[__]	On (date) pursuant to paragraph (a)(1)
[__]	75 days after filing pursuant to paragraph (a)(2)
[__]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[__]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant hereby elects to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

INSTITUTIONAL INVESTOR TRUST

SECTOR ALLOCATION MODEL FUND SERIES (SAMSX)

PROSPECTUS

PRELIMINARY

SEPTEMBER 3, 2010

This Prospectus contains information, which you should know about the Fund before you invest. Please keep it for future reference.

Neither the Securities Exchange Commission nor any state securities commission has approved or disapproved of this security or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	1
Investment Objective	1
Fees and Expenses	1
Example	1
Portfolio Turnover	1
Investments, Risks, and Performance	2
Investor Profile and Restrictions	2
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	2
Management	3
Investment Adviser	3
Subadviser	3
Portfolio Manager	3
Purchase and Sale of Fund Shares	3
Purchase of Fund Shares	3
Sale of Fund Shares	3
Tax Information	3
Investment Objectives, Principal Investment Strategies, Related Risks, And Disclosure of Portfolio Holdings	3
Investment Objectives	3
Principal Investment Strategies	4
Related Risks	4
Disclosure of Portfolio Holdings	4
Management, Organization, and Capital Structure	4
Investment Adviser	4
Subadviser	5
Capital Structure	5
Shareholder Information	6
Introduction	6
Pricing of Fund Shares	6
Purchasing Shares	6
Book Entry	7
Redeeming Shares	7
Frequent Purchases and Sales	7
Tax Consequences	8
Customer Identification Program	8
Shareholder Reports	9
Custodian, Auditor, and Distributor	9
Custodian	9
Auditor	9
Distributor	9
Financial Highlights	9

This page left blank intentionally.

Sector Allocation Model Fund

Risk/Return Summary

Investment Objective

The objective of the Sector Allocation Model Fund series (the "Fund") of Institutional Investor Trust (the "Trust") is to outperform the S&P500 modestly as the market moves up and dramatically as it moves down. The Fund seeks to create value by avoiding extreme market losses rather than trying to capture extreme market gains.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholders Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other Distributions] (as a percent of offering price)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distributions [and/or Service] (12b-1) Fees	0.00%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses	1.23%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.
(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$102	$318

Portfolio Turnover

The Fund incurs transaction costs, such as commissions (or other indirect transaction costs), when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.
Institutional Investor Trust	Page 1

Sector Allocation Model Fund

Investments, Risks, and Performance

Principal Investment Strategies

The Fund's Sector Allocation Model invests solely in the exchange traded funds (ETFs) that represent the nine sectors of the Standard and Poors 500 Index (S&P) and the ETF representing the one- to three-month U. S. Treasury Note. The Fund makes investments in proportions designed to meet its investment objectives while maintaining some balance within equities and short term treasuries. The Fund evaluates the performance of the nine sectors weekly and purchases or sells any given sector or treasury holding accordingly.

Sectors are either in or out of the model, and all sectors in the model are equally weighted. The maximum allocation to any one sector is 25%. When three or fewer sectors are included 25% is invested in each sector and the remainder is invested in the Treasury ETF. When four or more sectors are included the percentage in each is equally weighted and no investment is made in the Treasury ETF. When no sectors are included, 100% is invested in the Treasury ETF.

The nine sectors are:

  Consumer Discretionary (XLY)
  Consumer Staples (XLP)
  Energy (XLE)
  Financial (XLF)
  Health Care (XLV)
  Industrial (XLI)
  Materials (XLB)
  Technology (XLK)
  Utilities (XLU)

Principal Investment Risks

Market Volatility: As with all market-traded securities, the risk of price declines of Fund securities is unavoidable. Many factors affect the market every day that produce fluctuations in the value of all securities. The daily value of Fund shares reflects these fluctuations.

ETF Risk: Equity-based exchange traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Portfolio Turnover: In following the Fund's investment strategy described above, portfolio changes can occur on a weekly basis and without regard for how long the investments have been in the Fund. Portfolio turnover may involve brokerage commissions and other transaction costs and may result in realizing short-term capital gains.

Returns Are Not Guaranteed: An investment in the Fund is neither insured nor guaranteed by the U.S. government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Loss Can Occur: Remember that loss of money is a risk of investing in this or any other fund.

Performance

Because the Fund has not been in business for a full calendar year, no performance information is available for presentation here. After its first full calendar year of operation, the Fund will provide a bar chart and table here describing annual performance.

Institutional Investor Trust	Page 2

Sector Allocation Model Fund

Management

Investment Adviser

Institutional Investor Advisers, Inc. is the adviser to the Fund.

Subadviser

F-Squared Institutional Advisors, LLC is the Fund's subadviser.

Portfolio Manager

Roland G. "Kelly" Caldwell, Jr., has been the portfolio manager of the Fund since its inception in June, 2010. Mr. Caldwell is also president of Institutional Investor Trust.

Purchase and Sale of Fund Shares

Purchase of Fund Shares

Only qualified financial institutions may purchase Fund shares; the Fund is not available for purchase by the general public. The Fund is open exclusively to institutional investors who wish to purchase Fund shares for subsequent allocation to the individual portfolios of their clients.

The Fund requires a $500,000.00 minimum purchase to open an account and no minimum to make subsequent purchases.

Sale of Fund Shares

The Fund will redeem, with no redemption fee, all or any portion of your shares on any business day. Redemption requests are made by entry to an electronic interface that the Fund provides or by mail sent to the address on the back of this prospectus.

The fund requires a $250,000 minimum balance for an account to remain open.

Tax Information

The Fund will declare and pay dividends and capital gains, if any, at least annually. The Fund intends to make distributions that may be taxed as ordinary income and capital gains, which may be taxable at different rates depending on the length of time the fund holds assets. As a result of the Fund's objective and strategies, the Fund anticipates that its distributions will consist primarily of ordinary income or capital gains. Distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

Investment Objectives, Principal Investment Strategies, Related Risks,
And Disclosure of Portfolio Holdings

Investment Objectives

The objective of the Sector Allocation Model Fund series (the "Fund") of Institutional Investor Trust (the "Trust") is first to outperform cash, and then to outperform the S&P500 — modestly on the upside and dramatically on the downside. The Fund seeks to accomplish this by maximizing shareholder's total returns by investing in the nine sectors of the S&P500 using exclusively the State Street Global Advisors sector ETFs along with a State Street Global Advisors short term Treasury ETF. The Fund offers the potential for capital gains, both realized and unrealized, and some dividend and/or interest income. When gains and income are added together, the total can be calculated as a percentage of the amount invested, producing a "total" return in percentage terms. This percentage then allows investors to fairly compare the performance of the Fund with investment sectors, other funds, or securities having similar risk and financial traits.

Institutional Investor Trust	Page 3

Sector Allocation Model Fund

Principal Investment Strategies

The Fund's Sector Allocation Model invests solely in the exchange traded funds (ETFs) that represent the nine sectors of the Standard and Poors 500 Index (S&P) and the ETF representing the one- to three-month U. S. Treasury Note. The Fund makes investments in proportions designed to meet its investment objectives while maintaining some balance within equities and short term treasuries.

The maximum investment in any one S&P sector is 25%. If only three sectors qualify, the Fund invests 25% in the Treasury ETF; if two qualify, then 50% goes into the Treasury ETF, etc. All sectors participate in the model. While identified sectors of the equity markets appear favorable, the Fund buys and holds those sectors. When there are indications that a given sector is moving downward, the Fund sells that sector's holdings in their entirety and allocates the proceeds among the remaining qualifying sectors. The Fund assesses the sectors at the beginning of each week using the model evaluation methodology and makes the resulting portfolio purchases and/or sales.

Related Risks

Market Volatility: As with all market-traded securities, risk of price declines of Fund securities is unavoidable. Many factors affect the market every day that produce fluctuations in the value of all securities. The daily value of Fund shares reflects these fluctuations.

Investment in EFTs: Equity-based exchange traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Portfolio Turnover: In following the Fund's investment strategy described above, portfolio changes can occur on a weekly basis and without regard for how long the investments have been in the Fund. Portfolio turnover may involve brokerage commissions and other transaction costs and may result in realizing short-term capital gains.

Returns Are Not Guaranteed: An investment in the Fund is neither insured nor guaranteed by the U.S. government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Loss Can Occur: Remember that loss of money is a risk of investing in this or any other fund.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of the Funds' portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's web site, www.ii-trust.com. The Fund is required to disclosure its holdings within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report made to the Securities and Exchange Commission on Form N-Q. Because the Fund has not been in operation for a period requiring such disclosure, portfolio holding disclosures are not available. When this information is available, you may request a free copy by calling or writing the Fund using the contact information provided on the back cover page of this Prospectus.

Management, Organization, and Capital Structure

Investment Adviser

Institutional Investor Advisers, Inc.

201 Center Road, Suite Two, Venice, FL 34285
Voice: (941) 493-3600; Toll-Free: (800) 338-9476; Fax: (941) 496-4660
Institutional Investor Trust	Page 4

Sector Allocation Model Fund

The Fund retains Institutional Investor Advisers, Inc. ("IIA") as investment adviser under an annual contract between the Fund and the Adviser. IIA is registered under the Investment Advisors Act of 1940 and with the Florida Division of Securities, Tallahassee, Florida. As such, it periodically files reports with both agencies, which are available for public inspection.

IIA is a Florida corporation wholly owned by Trust Companies of America, Inc., a holding company controlled by Roland G. Caldwell, Jr. and his family. As of the date of this Prospectus, the sole business and activity of IIA is to provide investment management and advice under contract to the Fund. As Adviser to the Fund, IIA receives the 0.75% per annum of the average daily market value of the Fund's net assets.

Although 0.75% of assets may be different than fees paid by some other equity mutual funds, the Adviser believes it to be comparable to those charged by other advisers to funds with similar objectives. The fee also takes into account that the Adviser pays costs of administering the Fund's portfolios, including accounting record maintenance and shareholder ledgers. An additional 0.25% of assets covers expenses of the Fund, which are paid by the Fund, such as directors fees and the costs of audit and compliance. Under terms of the advisory agreement, total expenses of the Fund, excluding acquired fund expenses, are limited to no more than 1% of Fund net assets in any one year. If actual expenses ever exceed that limitation, the Adviser will reimburse the Fund for such excess expenses and fully disclose to Fund shareholders in financial statements in accordance with generally accepted accounting practices.

A discussion regarding the basis for the Board of Trustees approving extension of the investment advisory contract will be available in the Fund's annual report to shareholders when published.

IIA has its registered offices at 201 Center Road, Suite Two, Venice, Florida, 34285. The Trust shares facilities, space and staff with both its custodian and with IIA.

Subadviser

F-Squared Institutional Advisors, LLC
16 Laurel Avenue, Suite 200, Wellesley, MA 02481
Toll-Free: (866) 288-7657

Howard Present is the President of F-Squared Institutional Advisors, LLC. Prior to F-Squared, he was Founder and President of Helicon Partners LLC, a boutique management firm specializing in new business development within the financial services industry. Previously, he was Managing Director at Evergreen Investments, running global product management and strategy for the firm leading to the successful multi-billion dollar business launch into closed end funds, and was business owner of the Alternative Investments, Managed Accounts, and 529 businesses.

Portfolio Manager

Roland G. Caldwell, Jr. is the primary investment professional within IIA and is the portfolio manager of the Fund. Mr. Caldwell, who is President of IIA, has worked in the financial services industry since 1988 in trust account administration for individual investors as well as registered investment company and investment adviser management. The SAI provides additional information about compensation and ownership of securities of the Fund.

Capital Structure

The Trust and its entire capitalization consist of an unlimited number of shares of authorized common stock with a par value of $10.00 each. When issued, each full or fractional share is fully paid, non-assessable, transferable and redeemable.
Institutional Investor Trust	Page 5

Sector Allocation Model Fund

Shareholder Information

Introduction

As a shareholder, you vote your Fund series shares at each annual or special meeting on any matters on which you are entitled to vote by law or under provisions of the Trust's Declaration of Trust. All shares are of the same class, and each full share has one vote. Fractional shares (issued to three decimal places) have no voting rights.

You also vote to elect corporate Trustees and on other matters that affect all Fund series. As a holder of a particular Fund series, you vote on matters that exclusively affect that Fund series. For example, you would vote on an investment advisory agreement or investment restriction relating to your Fund series alone.

As holders of a particular Fund series, you have distinctive rights regarding dividends and redemption. The Board of Trustees, at its discretion, declares dividends for each Fund series as often as is required for the Company to maintain qualification under Sub-Chapter M of the Internal Revenue Service Code ("IRC").

Direct all shareholder inquiries to the Trust at the address and telephone number listed on the back page of this Prospectus.

Pricing of Fund Shares

The Fund calculates the Net Asset Value ("NAV") at the last known trade price on or after the 4:00 p.m. close (New York time) of business on the New York Stock Exchange ("NYSE") on each day the Fund and the NYSE are open, and on any other day in which enough trading in portfolio securities occurs so that value changes might materially affect the current net asset value. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Fund ordinarily values its portfolio of securities based on market quotes. For each security, the Fund receives two prices each day from Bloomberg: the last trade and the "evaluation price." This evaluation price is calculated on a matrix by Bloomberg for lightly traded securities for which the last trade price might be stale and therefore no longer accurate. The Funds' system uses last trade price if it is on the current day, and the evaluation price otherwise. Because the Fund trades only in Exchange Traded Funds, it highly likely that the Fund will use Bloomberg's last trade price.

When market quotations are not readily available or deemed unreliable, the Fund values securities or other assets by a method which the Board of Trustees believes most accurately reflects fair value. Valuing the Fund's investments using fair value could result in the market prices for shares deviating from NAV.

The formula for calculating the NAV per share is:

Total market value of all assets, cash and securities held, minus
Any liabilities (including Fund expenses, which are accrued daily), divided by
The total number of shares outstanding that day.

Purchasing Shares

The Fund requires a $500,000.00 minimum to open an account and no minimum to make subsequent purchases. To open an account:

  Complete and sign the application provided with each Prospectus,
  Return it personally or by mail to the Institutional Investor Trust at 201 Center Road, Suite Two, Venice, Florida 34285.
  Upon acceptance of your application by the Fund, wire your deposit to the Fund according to the instructions that will be provided to you upon the opening of your account.
Institutional Investor Trust	Page 6

Sector Allocation Model Fund

When you place a purchase order, the Fund will calculate the number of shares in your purchase based on the next determined NAV. On the business day the Fund receives your wired funds, the Fund purchases shares for your account at that NAV.. The Fund credits your account with, and holds in it, all shares that you purchase or that are issued to you, such as automatic dividend reinvestments and capital gains distributions. The Fund allocates fractional shares for purchases (and redemptions), including reinvested distributions. For example, if you purchase $1,000 at a NAV of $11.76 per share, the Fund will credit your account with 85.034 shares. Remember that for voting purposes, fractional shares are disregarded.

If you want dividend or capital gains distributions in cash rather than additional shares, you can make a written request containing all documentation that the Fund requires. Call the Fund at 1-800-338-9476 or write to the address shown on the back cover of this Prospectus to find out about the documentation the Fund requires for such requests.

The Fund reserves the right to reject new account applications or additional purchases for an existing account. It also reserves the right to terminate the offering of shares made by this Prospectus if the Board of Trustees determines that such action is in the interest of shareholders.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. All securities in the Fund's portfolio are held in the nominee name of the Fund's custodian at the Depository Trust Clearing Corporation (DTC). Your individual ownership record is held in the shareholder register maintained by the Fund.

Redeeming Shares

The Fund will redeem, with no redemption fee, all or any portion of your shares in the Fund on any day that a NAV is calculated for the Fund. The price paid to you will be the NAV per share next determined after the Fund receives your redemption request.

The Fund normally pays for redeemed shares on the next business day immediately following the redemption date. The Fund reserves the right, however, to withhold payment for up to seven (7) calendar days if necessary to protect the interests of the Fund or its shareholders. The Fund will wire the redemption proceeds to you according to the instructions you provide upon opening your account.

You must maintain a minimum balance of $250,000.00 to keep your account open, and the Fund reserves the right to request that small accounts be redeemed and closed if the cost of activity in the accounts is unjustified. The Fund will provide prior notice of not less than 60 days to shareholders before closing an account as an opportunity for additional funds to be invested. No automatic redemptions will be made in accounts solely due to the amount of money invested.

Share redemptions, whether voluntary or involuntary, may result in realizing a taxable capital gain or loss.

Frequent Purchases and Sales

The Trust serves as its own transfer agent and is itself the only avenue of share purchases and sales. As such, the Trust is able to monitor purchases and sales for unusual activity. The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:
Institutional Investor Trust	Page 7

Sector Allocation Model Fund

  Monitoring requests made through the Fund's proprietary electronic interface for possible violations of the Fund's market timing policy.
  Rejecting or limiting specific purchase requests; and
  Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future purchases or exchanges out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

The Trust has no arrangements with any person to permit frequent purchases and redemptions in Fund shares.

Tax Consequences

The Trust intends to remain a qualified "regulated investment company" under Sub-Chapter M of the Internal Revenue Code and qualify for the special tax treatment available by adhering to strict, self-imposed restrictions.

Any sale or exchange of Fund shares may generate tax liability (unless your customer on whose behalf you are selling shares is a tax-exempt investor or whose account is a qualified retirement account). When you redeem shares a taxable gain or loss may be incurred. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.

The Fund intends to will declare and pay dividends and capital gains, if any, at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies any entity that opens an account. What this means for you is that when you open an account, we will ask for documentation of your corporate status. Also, for each individual who will be authorized initiate share transactions, we will ask for name, address, date of birth, and a copy of his or her driver's license or other identifying document. Additional information may be required in certain circumstances. New account applications without such information may not be accepted.
Institutional Investor Trust	Page 8

Sector Allocation Model Fund

You, as an institutional investor, are solely responsible for identifying your customers to whom you subsequently allocate shares in the Fund.

Shareholder Reports

After its first full calendar year of operations, the Trust will make its latest annual financial statement a part its Prospectus by reference. At such time as an interim financial statement with a later date becomes available, it will be incorporated by reference also. These reports will include:

  Statement of Assets and Liabilities,
  Statement of Operations,
  Statement of Changes in Net Assets,
  Schedule of Fund Investments,
  Per Share Tables,
  Notes to financial statements, and
  Any applicable supplementary information.

When published, the Fund's most recent annual statement and interim statement if any, will accompany its Prospectus. Existing shareholders will receive their statements earlier. A free copy of the most recent financial reports will be available by contacting the Fund at the address on the cover of the Prospectus.

Custodian, Auditor, and Distributor

Custodian

Caldwell Trust Company, 201 Center Road, Suite Two, Venice, FL, 34285, serves as custodian of the Funds' assets. Under an agreement as agent for the Trust, it is empowered to:

  Hold all assets, securities and cash for each separate series. It may do so in then trust company's name or in its nominee name (or names). It accounts to each Fund regularly for these holdings.
  Accept instructions for the purchase, sale or reinvestment of all Fund assets from the Trust's president or from the Funds' investment adviser(s).
  Disburse funds for authorized shareholder redemptions.

Auditor

Gregory, Sharer & Stuart, P.A., 100 2nd Ave. S., Suite 600, St. Petersburg, FL 33701, Certified Public Accountants, serves as the independent public accountant and auditor for the Fund. Neither the firm nor any of its principals or staff holds any financial interest directly or indirectly in the Fund.

Distributor

The Trust acts as distributor of all its shares and maintains its own shareholder register, acting as transfer agent for all shares outstanding.

Financial Highlights

Because the Fund is newly organized, there is no financial or performance information provided in this prospectus. When available, you may request a free copy of the Trust's most recent annual report and semi-annual report by calling the Trust at 800-338-9476 or by visiting the Trust's website, www.ii-trust.com.
Institutional Investor Trust	Page 9

This Page Left Blank Intentionally

The Statement of Additional Information for Institutional Investor Trust contains more information about the Trust. The Trust's Annual Report and its Semi-Annual Report if applicable (which are incorporated into this Prospectus by reference) also provide additional information. The Annual Report, contains a discussion of the market conditions and investment strategies that significantly affect the Trust's performance during its last fiscal year.

The Statement of Additional Information, Annual Report, and Semi-Annual Report if applicable are available to shareholders without charge. To request a copy of any of these documents or to make shareholder inquiries, call or write Institutional Investor Trust at the telephone number or address shown below. Additionally, the Fund will make these documents available on its website, www.ii-trust.com.

Information about the Trust can be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available from the EDGAR Database on the Commission's internet site at http://www.sec.gov and copies of this information may be obtained, on payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

Institutional Investor Trust
Investment Trust Act File Number 811-22429

201 Center Road, Suite Two ~ Venice, Florida 34285 ~ 941-488-6772 ~ 800-338-9477

INSTITUTIONAL INVESTOR TRUST

SECTOR ALLOCATION MODEL FUND SERIES (SAMSX)

STATEMENT OF ADDITIONAL INFORMATION

PRELIMINARY

SEPTEMBER 3, 2010

This Statement of Additional Information is not a Prospectus. You should read it in conjunction with the Prospectus dated the same date. To receive a free copy of the Prospectus, write or call the Trust at the address or telephone numbers to the right.

Fund History	1
Date and Form of Organization	1
Description of the Fund and Its Strategies and Risks	1
Classification	1
Investment Strategies and	1
Overview of the Fund and Its Objectives	1
Strategies in Practice in the Fund	1
Fund Policies	2
Temporary Defensive Position	3
Portfolio Turnover.	3
Portfolio Holdings Disclosure.	3
Service Providers	3
Rating and Ranking Organizations	3
Disclosure to Other Parties	3
Compliance with Portfolio Holdings Disclosure Procedures	3
Management of the Trust	4
Management Information	4
Leadership Structure nd Board of Trustees	4
Standing Committees	5
Beneficial Ownership in Equity Securities in the Funds	5
Beneficial Ownership of Equity Securities in Related Companies by Non-Interested Trustees	6
Compensation and Related Party Transactions	6
Code of Ethics	6
Proxy Voting	7
Control Persons and Principal Holders.	7
Control Persons	7
Principal Holders	7
Management Ownership	7
Investment Advisory and other services	7
Investment Adviser	7
Subadviser	8
Services Provided by Adviser and Fund Expenses Paid	8
Other Service Providers	8
Transfer Agent.	8
Custodian	8
Independent Public Accountant	9
Portfolio Manager	9
Brokerage Allocation and Other Practices	9
Brokerage Transactions and Commissions	9
Brokerage Selection	9
Capital Stock	9
Purchase, Redemption, and Pricing of Shares.	10
Purchase of Shares	10
Purchases	10
Reinvestments	10
Fractional Shares	10
Redemption of Shares	10
Pricing of Shares	11
Taxation of the Trust.	11
Performance Calculation	11
Average Annual Total Return Before Taxes.	12
Average Annual Total Return After Taxes on Distributions	12
Average Annual Total Return After Taxes on Distributions and Redemption	12
30-Day Yield	13
Financial Information	13

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Sector Allocation Model Fund

Fund History

Date and Form of Organization

Institutional Investor Trust (the "Trust") was incorporated in the Commonwealth of Massachusetts on June 3, 2010 as a Massachusetts Business Trust. The Trust's principal place of business is 201 Center Road, Suite Two, Venice, FL 34285.

Description of the Fund and Its Investments and Risks

Classification

The Trust is a diversified, open-end, regulated investment company registered under the Securities Acts of 1933 and 1934 and the Investment Company Act of 1940.

Investment Strategies and Risks

The Trust currently has one Fund series, the Sector Allocation Model Fund (the "Fund"). The information that follows is specific to that Fund. Should the Trust offer additional fund series in the future, information specific those funds will be included in this Statement of Additional Information.

Overview of the Fund and Its Objectives

The Fund uses a Defensive Allocation concept to seek to improve returns and reduce risk employing a proprietary model that invests solely in the nine Select Sector S&P exchange traded funds (ETFs) and the one- to three-month Treasury ETF. The nine S&P sectors are: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Technology, and Utilities. Sectors are assessed weekly using proprietary methodologies and investments among them and/or movement to Treasuries is adjusted accordingly. All sectors participate in the model unless there are indications that a given sector is moving downward. When that happens, all assets in that sector are sold and reinvested in another sector. The maximum investment in any sector is 25%. If only three sectors qualify, 25% is invested in the Treasury ETF; if two qualify, then 50% goes into the Treasury ETF, etc.

Strategies in Practice in the Fund

For many decades, conventional wisdom held that successful equity investing required investors to stay fully invested at all times. This belief was based on data that showed that if you miss the relative few of the best up market days for the year, your long-term returns are greatly reduced. But as is often the case, conventional wisdom was only looking at part of the story. What was left out of the equation is the fact that there is a caustic side effect of staying fully invested — you suffer through all the worst days the market has to offer. When it comes to long-term absolute and risk-adjusted returns, a more complete review of the data shows that avoiding the worst down days is more beneficial than the penalty that comes from missing the best up days.

Defensive Allocation is designed to take advantage of this market imbalance, or asymmetry, by making investment decisions to avoid the worst days of the market. Not only does this approach provide the potential to outperform the market, but the very effort of trying to avoid the worst periods of market return has a fortunate side effect — it can also significantly reduce volatility, also known as portfolio risk.

A proprietary analytical model identifies when a given sector is positioned to underperform cash, and then eliminates that sector from the portfolio. Remaining sectors are equal-weighted with a maximum cap of 25% per sector. If there are three or fewer sectors remaining, then the remainder is invested in the short-term Treasuries ETF. The Trust can be 100% invested in Treasuries if all nine sectors are forecasted to underperform cash.
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Fund Policies

Under the terms of the By-laws of the Trust and its Registration Statement pursuant to the Investment Company Act of 1940, the following investment restrictions were adopted. These restrictions can only be fundamentally changed or amended by majority approval by vote of all outstanding shares of all Funds, both individually and of the Trust in total, as set forth in Trust By-laws and the Investment Company Act of 1940.

Accordingly, the Trust will not:

  Invest in the direct purchase and sale of real estate.

  Invest in options, futures, commodities or commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs;

  Invest in foreign-based issuers that would exceed 10% of the value of its net assets at market value at the time of acquisition, except for issues widely traded on exchanges or in markets domiciled in the U.S., which may be held in any amount permitted registered investment companies;

  Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

  Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Trust's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment Trust. This restriction shall not apply to diversified Exchange Traded Funds (ETFs).

  Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor, except for direct investments made in custodian banking entities serving one or more of the Trust's Fund series;

  Invest or deal in securities which are not readily marketable.

  Own more than 10% of the outstanding voting securities of any one issuer or Trust, nor will it, with at least 75% of any Fund's total assets, invest more than 5% in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities, which are permitted to constitute 100% of the assets of any Fund of the Trust at any time.

  Invest 25% or more of its total assets at the time of purchase in a single industry or similar group of industries, except U.S. government securities.

  Maintain a margin account, nor purchase investments on credit or margin, or leverage its investments, except for normal transaction obligations during settlement periods.

  Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject Trust.

  Sell securities short.

  Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Trust may be deemed an underwriter of securities in some jurisdictions when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

  Purchase or retain any securities issued by an issuer, if any officer, director, or interested party of the Trust or its Investment Advisor is in any way affiliated with, controls or owns more than 1% of any class of shares of such issuer, or if any such described persons as a class beneficially own or control more than 5% of any class of securities of such issuer.

  Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

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Regarding Item E above, the Trust uses computerized cash management sweep services offered by custodians. These services presently include reinvesting overnight and short term cash balances in shares of a money market whose primary objective is principal safety and maximum current income from holding highly liquid, short-term, fixed investments, principally U. S. Government and Agency issues. The Trust only invests in such funds temporarily for convenience and efficiency as it tries to keep short term monies invested at interest only until it can make more permanent reinvestments in the ordinary course of business.

Temporary Defensive Position

The Fund seeks to achieve its objectives by adhering to its investment approach as outlined in the Prospectus and discussed in the Investment Strategies and Risks section of this Statement of Additional Information. If the none of the nine sectors of the S&P are forecasted to underperform cash, the Funds assets may be 100% invested Treasuries.

Portfolio Turnover

The Trust's policy is to evaluate the Fund's holdings weekly and make purchases or sales among the nine sector ETFs of the S&P and/or the one- to three-month Treasury ETF as indicated by its proprietary analytical methodology. Portfolio turnover rates, which vary depending on market conditions, are computed as:

The lesser of either total purchases or total sales, on an annualized basis, divided by

The average total market value of the assets held.

Portfolio Holdings Disclosure

The following discussion sets forth the Trust's policies and procedures with respect to the disclosure of portfolio holdings.

Service Providers

The Trust's Custodian and data processing service provider are permitted to have real time access to the Fund's portfolio to perform their daily tasks. Neither of these service providers are considered third-parties as they are deemed to be affiliated with the Trust. The Trust's independent and internal auditors have informational access as required in the performance of their audits. The Trust serves as its own transfer agent, so portfolio access is not an issue in transacting related tasks. Each of these parties is ethically prohibited from sharing the Trust's portfolio with any third party unless expressly authorized by the president of the Trust.

Rating and Ranking Organizations

As a rule, the Trust does not provide entire Fund portfolio holdings data to any rating and ranking organizations. The President, in his discretion, may elect to share this information in a given situation if it is deemed in the best interest of investors.

Disclosure to Other Parties

The Trust is required under law to file a listing of its portfolio holdings with the Securities and Exchange Commission on a quarterly basis. The Trust does not disclose portfolio information to any third party other than those described above until and unless such information has been filed with the Commission.

Compliance with Portfolio Holdings Disclosure Procedures

The Fund's Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.
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Sector Allocation Model Fund

Management of the Trust

Management Information

Following are the names, duties, and affiliations of the initial Officers of the Trust and the initial members of the Trust's Board of Trustees.

All Trustees will be elected by shareholders at the first Annual Meeting of Shareholders.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director- ships Held
Non-Interested Trustees
Charles Albers, CFA (69) 340 S. Palm Ave., Unit 512 Sarasota, FL 34236	Trustee	Term: 1 yr. Service: Inception	Private Investor. Retired mutual fund portfolio manager of Guardian Park Avenue Fund (SVP Guardian Life Insurance) and Oppenheimer Main Street Fund (SVP Oppenheimer Funds, Inc.)	1	None
R. Scott Thompson (48) 525 Bayview Parkway Nokomis, FL 34275	Trustee	Term: 1 yr. Service: Inception	Dentist	1	None
James R. Woods (69) 609 Madrid Avenue Venice, FL 34285	Lead Independent Trustee	Term: 1 yr. Service: Inception	Educator, Education Administrator; Retired Former City Council Member, City of Venice	1	None
Interested Trustees
(1) Roland G. Caldwell, Jr., (43) 3320 Hardee Drive Venice, FL 34292	Trustee and President	Term: Trustee, 1 yr. Officer, N/A Service: Inception	Trust Companies of America, Inc., Pres.; Caldwell Trust Co., Pres., Treas. and Trust Officer; Institutional Investor Advisers, Inc., Pres.,	1	None
(1) Howard Present (49) 46 Sagamore Road Wellesley, MA 02481	Trustee	Term: 1 yr. Service: Inception	F-Squared Institutional Advisors, LLC, President (Fund Subadviser)	1	None
Other Non-Interested Personnel
Marcia DeVries 42 320 Aurora Street E. Venice, FL 34285	Secretary	Term: N/A Service: Inception	Trust Companies of America, Inc., CFO; Caldwell Trust Company, CFO; Institutional Investor Advisers, Inc., Sec.	1	None

(1) Interested persons under the 1940 Act.

Leadership Structure and Board of Trustees

Under the By-Laws of the Trust, the Board of Trustees has control and management of the business of the Trust. Also, subject, to the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust, they may do all those things and exercise all those powers that are not required by law or by the Declaration of Trust to be done or exercised by the shareholders.
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The members of the Board of Trustees have the power to appoint and remove officers or employees, determine their duties, fix and change their compensation, and, in an officer's absence, to grant his or her powers to another officer. They may also fix and change any compensation paid to members of the Board. By resolution, they may designate committees that can exercise the powers of the Board in management of the business and affairs of the Trust.

The Board meets at least four times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Trustees interact directly with the Chairman of the Board, each other as Trustees and committee members, the Fund's officers, the Adviser's senior management, and other service providers of the Fund at scheduled meetings and between meetings, as appropriate.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills. Mr. Albers was formerly a Senior Vice President of Guardian Life Insurance Company where he was the portfolio manager of the Guardian Park Avenue Fund. He was also a Senior Vice President of Oppenheimer Funds, Inc. where he was the portfolio manager of Oppenheimer Main Street Fund. Mr. Present is President of F-Squared Institutional Advisors, LLC, the Fund's Subadviser. He was previously Managing Director at Evergreen Investments. Mr. Caldwell was the President of C/Funds Group, Inc., a registered investment company that offered two fund series. Mr. Thompson and Mr. Woods each served on the board of C/Funds Group, Inc.

Currently there are five current Trustees, two of whom are considered "Interested" Trustees as defined by the Investment Company Act. Those Trustees are Mr. Caldwell and Mr. Present. The remaining Trustees are referred to as "Independent" Trustees. The Chairman of the Board is an interested Trustee. There is a designated Lead Independent Trustee, Mr. Woods, who serves as the Chairman of the Audit Committee with the responsibilities described below at "Standing Committees."

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Fund's management, its Adviser and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board's oversight responsibilities including:

  Reviewing regular reports related to the performance and operations of the Fund;
  Reviewing and approving, as applicable, the Fund's compliance policies and procedures;
  Meeting periodically with the portfolio manager and investment adviser to review investment strategies, techniques and related risks;
  Communicating directly with the Fund's independent registered public accounting firm to discuss the activities of the Fund; and
  Receiving and reviewing reports from the Trust's independent registered public accounting firm regarding the Fund's financial condition and the Trust's internal controls.

Standing Committees

The Board of Trustees has a standing Audit Committee which operates under a written charter. The members of this Committee provide the Trust's independent auditors with access to information regarding the Fund and its operations outside of the auspices of Management. Not less than annually, the Committee members meet with those auditors on a formal basis. On an ongoing basis, they are available to the auditors for any access needed or requested. Monthly, the members receive reports of Fund holdings and brokerage transactions for review. At each Board meeting they review the Trust's financial reports. Annually, they provide a report of their findings and assessments at the Annual Meeting of Shareholders. The committee consists of all the independent trustees, Messrs. Albers, Thompson, and Woods.

Beneficial Ownership in Equity Securities in the Funds

At the time of this filing, there is no beneficial ownership in the Fund. Should an ownership position be acquired, the Trust will report the Trustee's name, the dollar range of equity securities in the Fund that the Trustee holds, and the applicable aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in a family of investment company, if any.
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Beneficial Ownership of Equity Securities in Related Companies by Non-Interested Trustees

Trust Companies of America, Inc., a closely held Florida corporation, is the parent of Institutional Investor Advisers, Inc. ("IIA"), the Fund's Investment Adviser. The following non-interested Trustees hold the stated positions in Trust Companies of America, Inc. as of June June 3, 2010.

Trustee Name	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
James R. Woods	James R. Woods	Trust Companies of America, Inc.	Common	23,914.50	0.3%

Compensation and Related Party Transactions

All persons who hold positions with the Trust and perform duties for the Fund are employees of Trust Companies of America, Inc. ("TCA") and are compensated by TCA. The Trust has no applicable Executive Compensation. Expenses of "interested" Trustees are and will always remain the responsibility of the Investment Adviser to the Trust and its Funds, Institutional Investor Advisers, Inc.

The non-interested Trustees of the Trust are the only persons who receive compensation from the Trust, which has no pension or retirement plans. There has been no compensation as of the date of this filing. Upon reaching its first fiscal year-end, the Trust will report the name of each non-interested Trustee, his or her aggregate compensation from the Trust and the total compensation from the Trust paid to Trustees.

Compensation Table

Name of Person, Position	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees (1)
Roland G. "Kelly" Caldwell, Jr., President and Trustee	$0.00	$0.00	$0.00	$0.00
Howard Present, Trustee	$0.00	$0.00	$0.00	$0.00
R. Scott Thompson, Trustee	$2,283.33	$0.00	$0.00	$2,283.33
James R. Woods, Trustee	$2,283.33	$0.00	$0.00	$2,283.33
Charles Albers, Trustee	$2,283.33	$0.00	$0.00	$2,283.33

(1) Amounts are estimated future payments made between September 1, 2010 and December 31, 2010.

Code of Ethics

The Trust and the Investment Adviser have adopted a Code of Ethics under which covered persons and members of their immediate family may not purchase or sell a security within prescribed periods before or after the purchase or sale of the same portfolio security by the Trust. Within the prescribed periods, such persons are also prohibited from purchasing and selling any security into which a portfolio security is convertible or with respect to which a portfolio security gives its owner an option to purchase or sell the security.
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Proxy Voting

The Trust has delegated proxy voting responsibility for all funds to its Custodian. As a chartered trust company and a true fiduciary, the Custodian's policy is to vote proxies in the best interests of its clients at all times in accordance with its fiduciary duties. In that light, both the Trust and the Custodian foresee no circumstance in which a conflict of interest would arise. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

  Maintain and strengthen the shared interests of stockholders and management;
  Increase shareholder value; and
  Maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where the Custodian perceives that a management proposal, if approved, would tend to limit or reduce the market value of the Trust's securities, it will generally vote against it. The Custodian generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of trustees properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, the Custodian's voting position will generally favor not interfering with the Trustees' proper function in the interest of all shareholders. In the event of an out of the ordinary measure brought to vote, the Custodian will obtain proxy voting instructions from the Adviser.

When first available, information on how the Trust voted proxies related to their portfolio securities during the twelve month period ending June 30 will be available without charge by calling 941-488-6772 or through the web site of the Securities and Exchange Commission at http://www.sec.gov.

Control Persons and Principal Holders

Control Persons

Institutional Investor Advisers, Inc. ("IIA"), the Investment Adviser to the Trust, is a wholly owned subsidiary of Trust Companies of America, Inc. ("TCA"). Shares of TCA, a corporation registered in the State of Florida, are owned by approximately 133 shareholders. Voting control of TCA is held by the Caldwell family. The address of IIA is 201 Center Road, Suite Two, Venice, FL 34285.

Neither IIA nor TCA has control over the voting rights of Trust shareholders. No shareholder holds a controlling interest (more than 25%) of the combined total assets of the Fund.

Principal Holders

At the time of this filing, the Trust has no principal holders.

Management Ownership

Management holds no ownership in the Fund.

Investment Adviser

The Investment Adviser to the Trust is Institutional Investor Advisers, Inc. ("IIA"). IIA is a Florida corporation, presently registered and practicing as an "Investment Adviser" under the Investment Advisers Act of 1940 with the Securities and Exchange Commission and with the Florida Division of Securities. IIA is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"), a privately held company whose majority ownership is controlled by the Roland G. Caldwell, Jr. family. TCA was formed mid-1995 to serve as parent to all operating subsidiaries and divisions, each of which provides a specific trust or financial service to the general public under its own identity.
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IIA was incorporated April 19, 2010. The President of IIA, Roland G. Caldwell, Jr. was formerly the President of Omnivest Research Corporation ("ORC"), an SEC-registered Investment Adviser which was in operation from 1985 to 2008. Mr. Caldwell served as its president from 1997 to 2008. He has worked in the financial services industry since 1988 in trust administration for individual investors as well as Investment Company and Investment Adviser management. He is a 1988 graduate of the Georgia Institute of Technology, holding a Bachelor of Science Degree in Electrical Engineering.

IIA provides services to the Trust and its Fund under a contract which is non-assignable by IIA. Those contracts provide for payment of a fee, calculated daily and paid monthly, at the rate of 0.75% as specified in the contract and based on the daily market value of the Trust's net assets. This contract, which shareholders and the Board of Trustees approve as required, is terminable upon 30 days written notice, one party to the other. Mr. Caldwell is compensated by Trust Companies of America, Inc., the parent of IIA.

As of the date of this filing, no management fees have been paid to IIA by the Trust for services to the Trust. Upon completion of its first fiscal yearend, the Trust will report the amount paid.

Subadviser

F-Squared Institutional Advisors, LLC is Subadviser to the Trust. Located in Wellesley, MA, F-Squared is an innovative investment management boutique committed to providing investors solutions regarding process, price, and repeatable performance. Methodologies used to evaluate sector holding in the Fund are the proprietary property of F-Squared. Howard Present, is the President of F-Squared. Previously, he was Founder and President of Helicon Partners LLC, a boutique management firm specializing in new business development within the financial services industry. Before Helicon, he was Managing Director at Evergreen Investments, running global product management and strategy for the firm leading to the successful multi-billion dollar business launch into closed-end funds, and was business owner of Alternative Investments, Managed Accounts, and 529 savings plan businesses.

Services Provided by Adviser and Fund Expenses Paid

Total direct operating costs of the Trust are restricted to 1% of net assets of the Fund. Expenses in excess of this 1% limitation are the responsibility of IIA under the terms of the investment contract with the Trust. In compliance with standard accounting practices and rules and laws governing regulated investment companies, investment research costs and/or allowed expenses of the Trust are included for purposes of calculating the 1% limitation.

Expenses of "interested" Trustees and losses incurred by the Trust as a direct result of any purchase fails shall always remain the responsibility of the Investment Adviser. IIA and its parent company TCA have been providing administrative and shareholder services to the Trust since inception.

No part of the expenses of the Trust or its Fund is paid by any other party.

Other Service Providers

Transfer agent

Institutional Investor Trust serves as its own Transfer Agent under the Securities Act of 1934 and as its own dividend paying agent. The Trust makes no charge to any of the Fund series for these services.

Custodian

The Custodian for the Trust is Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34285. Caldwell Trust Company ("CTC") is an independent trust company chartered in the state of Florida and is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"). TCA is a privately held company whose majority ownership is controlled by the Roland G. Caldwell, Jr. family.

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Sector Allocation Model Fund

The Custodian performs customary custodial services under its Custody Agreement with the Trust's Fund. Among those services are handling the purchase and sale of investments and managing securities deliveries through the custodian's relationship with the Depository Trust Company. The Custodian also collects income on the property it holds under its custodial agreement, pays expenses and remittances, and reinvests income as instructed by the Trust. The Trust compensates the custodian as they mutually agree from time to time. Currently the fee paid to CTC by the Trust is calculated as .1% of the Fund's market value per year.

Auditor

The independent accountant for the Trust and its Fund is Gregory, Sharer & Stuart P.A., 100 Second Avenue South, Suite 600, St. Petersburg, Florida 33701-4383.

Portfolio Manager

Roland G. "Kelly" Caldwell, Jr., President and Trustee, is the portfolio manager of the Fund and is responsible for its day-to-day management. He does not manage any other registered investment company, pooled investment vehicle, or other securities-related account.

Brokerage Allocation and Other Practices

Brokerage Transactions and Commissions

Orders to purchase and sell portfolio securities are made under the control of the President of the Trust, subject to the overall supervision of the Board of Trustees. All orders are placed at the best price and with the best execution obtainable. Buy and sell orders are placed according to the type, size, and kind of order involved and as each condition may demand, to secure the best result for the Trust and its shareholders, all factors considered.

The Trust is permitted to use broker-dealer firms that: (1) charge low commission rates; (2) have demonstrated superior execution capabilities; and (3) provide economic, corporate and investment research services. In the opinion of the Adviser, the Trust, and its Board of Trustees, selections based on such criteria serve the best interests of the Trust and Fund shareholders.

As of the date of this filing, no commissions have been paid. Upon completion of its first fiscal yearend, the Trust will report the amount paid.

Brokerage Selection

The Trust's policy is to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Trust and its Investment Adviser are responsible for directing all transactions through brokerage firms of its choice. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost.

Capital Stock

The Trust has an unlimited authorized number of capital shares at $10.00 par value.
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Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Purchases

To open an account, complete and sign the application provided with each Prospectus and return it in person or by mail to the Trust at 201 Center Road, Suite Two, Venice, FL 34285. Your application must be received and accepted by the Trust before you can purchase shares.

The Trust requires a minimum purchase of $500,000.00 to open an account with no minimum for making subsequent investments. All transactions must be initiated electronically by you by means made available to you by the Trust, and all transactions must be funded by wire transfer to the Trust. On the business day the Trust receives your wired funds, the Trust purchases shares for your account at the NAV per share as calculated that same day.

The Trust credits your account with, and holds in it, all shares that you purchase or that are issued to you, such as automatic dividend reinvestments and capital gains distributions. The Trust allocates fractional shares for purchases (and redemptions), including reinvested distributions. For example, if you purchase $1,000 at a NAV of $11.76 per share, the Trust will credit your account with 85.034 shares. Remember that for voting purposes, fractional shares are disregarded.

Reinvestments

The Trust automatically reinvests all dividend distributions to shareholders in additional shares of the Trust at the net asset value determined as of the close of business on the dividend distribution payment date, unless the shareholder instructs otherwise in writing before the distribution record date.

Fractional Shares

When share purchases or redemptions are made, shares will be issued or redeemed accordingly, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested in shares at a net asset value of $11.76 per share will purchase 85.034 shares.)

Redemption of Shares

Shareholders can sell back all or a portion of their shares to the Fund on any day that the Fund's net asset value ("NAV") is calculated. Such share redemptions will be made as described in detail in the Prospectus dated this same date and are subject to the terms and conditions stated in this document. The Trust makes redemptions at the next NAV calculation after it receives in good order the redemption request. In situations in which the Fund does not have sufficient uninvested cash to pay the redemption without selling held investments, the Fund reserves the right to hold payment of the redemption for up to three (3) business days to allow for settlement of the securities sale.

If the New York Stock Exchange is closed for any reason other than normal weekend or holiday closings, if trading is halted or restricted for any reason, or if any emergency circumstances are determined by the Securities and Exchange Commission, the Trust's Board of Trustees of have the authority and may suspend redemptions or postpone payment dates.

All share redemptions, regardless of the reason, give rise to a "completed sale" for tax purposes when made and shareholders will normally realize a gain or loss at that time. Such gain or loss is customarily determined by, and is usually equal to, the difference between the original purchase price of redeemed shares compared to the dollar amount received upon redemption of the same shares.
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The Trust has the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in its or its agent's possession, to the complete satisfaction of the Trust and its Board of Trustees.

A minimum balance of $250,000.00 must be maintained in each Fund account.

Pricing of Shares

Net asset value per share is computed by dividing the aggregate market value of the net assets of the Fund, less the Fund's liabilities if any, by the number of shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the last known trade price on or after the 4:00 p.m. close (New York time) of business on the New York Stock Exchange ("NYSE") on each day the Trust and the NYSE are open, and on any other day in which enough trading in portfolio securities occurs so that value changes might materially affect the current net asset value. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Additionally, the Fund closes on Columbus Day and the day after Thanksgiving.

Taxation of the Trust

The Trust has qualified for and has elected the special treatment afforded a "regulated investment" Trust under Subchapter M of the Internal Revenue Code. In any year in which it qualifies and distributes substantially all of its taxable net investment income (NII), the Trust (but not its shareholders) is required to pay Federal income taxes only on that portion of its investment income that is undistributed. Otherwise, the Trust would be taxed at ordinary corporate federal and state income tax rates on any NII not distributed to shareholders at least annually.

The Trust intends to remain qualified under Sub-Chapter M of the Internal Revenue Code by:

  Distributing to each shareholder at least 90% of the aggregate NII of each Fund at least annually,

  Deriving at least 90% of its gross income from dividends, interest, income from securities on loan, gains from the sale of stocks or securities, or other income derived from investing in such stock, securities, or currencies,

  Investing its portfolios so that 50% or more of Fund assets are invested in cash items or stock issues, excluding any one security investment which exceeds 5% of the value of Fund assets at market value or more than 10% of the issuer's outstanding voting securities, and

  Investing in portfolios so that 25% of the Fund assets are not invested an any one issuer, except for U.S. Government securities.

Dividends paid to shareholders are in effect distributions of the Trust's NII which are normally taxable to shareholders when received whether in cash or as additional shares. Distributions to shareholders of any realized capital gains are also taxable under existing tax laws at ordinary income tax rates, whether distributed in cash or as additional shares.

For a shareholder who sells shares back to the Fud as a redemption, the tax treatment will depend on whether or not the investment is considered a capital asset in the hands of the shareholder. In most cases this would be true, and in that event, a sale of shares will be treated as a capital transaction to be taxed depending upon the tax treatment afforded such transactions by tax laws existing at the time of sale. Advice from shareholder's own tax counsel is recommended regarding the taxability of distributions. For tax purposes, the Fund will endeavor to notify all shareholders as soon as practicable after the close of the calendar year of all amounts and types of dividends and distributions paid out during the year just ended, generally in accordance with tax laws in place at the time of payment.

Performance Calculation

Changes or interpretations of rules made from time to time by the Internal Revenue Service may serve to temporarily or permanently alter existing tax treatment of distributions to shareholders. The Trust makes every effort, with the assistance of its tax advisors and independent public accountants, to act in the best interest of its shareholders at all times. Such changes and/or delays in IRS rules make it difficult for regulated investment companies and their shareholders to be certain as to all interpretations at all times.
Institutional Investor Trust	Page 11

Sector Allocation Model Fund

The Fund may advertise fund performance in terms of average annual total return for 1, 5, and 10 year periods, or for such lesser periods as a fund has been in existence. For funds that invest primarily in bonds, the Trust may quote 30-day yields. Total return is computed as of the close of business on the last business day of the year. Yields are computed as of the close of business on the last business day of the month. The calculation formulas are show below.

Average Annual Total Return Before Taxes

P(1+T)n= ERV

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

Average Annual Total Return After Taxes on Distributions

P(1+T)n = ERVD

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ERVD	=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

Average Annual Total Return After Taxes on Distributions and Redemption

P(1+T)n = ERVDR

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemption)
n	=	number of years
ERVDR	=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

30-Day Yield

Yield = 2[((a-b)/(cd)+1) 6 — 1]

Where:

a	=	Dividends and interest earned during the period
b	=	Expenses accrued for the period (net of reimbursements)
c	=	The average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	The maximum offering price per share on the last day of the period
Institutional Investor Trust	Page 12

Sector Allocation Model Fund

Financial Information

Financial statements reporting operating information are not available for the Fund because it had not commenced operations as of the date of this SAI. Attached are the audited Statements of Assets and Liabilities for the Fund as of August 10, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors
Institutional Investor Trust

We have audited the accompanying statement of assets and liabilities of Institutional Investor Trust (the Trust), comprised of the Sector Allocation Model Fund portfolio, as of August 10, 2010. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash owned as of August 10, 2010, by correspondence with the bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Institutional Investor Trust comprised of the Sector Allocation Model Fund as of August 10, 2010, in conformity with accounting principles generally accepted in the United States of America.

Gregory, Sharer & Stuart, P.A.

/s/ Gregory, Sharer & Stuart, P.A.

St. Petersburg, Florida
August 25, 2010

Sector Allocation Model Fund
Statement of Assets and Liabilities
August 10, 2010

Assets:
Cash:	$100,000
Total Assets	100,000

Liabilities:
Total Liabilities	0

Net Assets	$100,000

Net Assets Consist of:
Paid In Capital	$100,000

Net Assets	$100,000

Net Asset Value	$10
Shares of Beneficial Interest ($10, unlimited number authorized)	10,000

The accompanying notes are an integral part of this financial statement.
Institutional Investor Trust	Page 13

Sector Allocation Model Fund

Sector Allocation Model Fund
Notes to Financial Statement
August 10, 2010

1. ORGANIZATION

The Sector Allocation Model Fund (the "Fund"), a series of the Institutional Investor Trust (the "Trust"), was organized under the laws of the State of Massachusetts as a Massachusetts Business Trust on June 3, 2010 and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end registered investment management company (a "mutual fund"). The Trust is authorized to issue an indefinite number of shares of common stock in series with a par value of $10.00 per share. The primary investment objective of the Fund is to outperform the S&P 500 modestly as the market moves up and dramatically as it moves down.

On August 10, 2010, 10,000 shares were issued for cash, at $10.00 per share, to Trust Companies of America, Inc. ("TCA"). TCA is the parent of Institutional Investor Advisers, Inc., the adviser to the Fund (the "Adviser").

The Fund has had no operations other than those actions related to organizational matters as of August 10, 2010. All outstanding shares of the Fund are owned by TCA. An officer of TCA and of the Adviser is also an officer of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
  Organizational and Offering Expenses @mdash; All costs incurred by the Fund in connection with the organization, offering, and initial registration of the Fund were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.
  Security Valuation @mdash; Investments in securities traded on a national exchange are stated at the last known trade price on or after 4:00 p.m. New York Time on the day of valuation as received from Bloomberg. Lightly traded securities for which the last trade price may no longer be accurate are stated at an evaluation price provided by Bloomberg. Bloomberg calculates the evaluation price based on a matrix.
  Distributions to Shareholders — Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
  Income Tax Status — No provision for income taxes is included in the accompanying financial statements as the Trust regularly distributes to shareholders its taxable investment income and realized gains under provision of the Internal Revenue Code applicable to regulated investment companies.
  Security Transactions — The Trust follows industry practice and records security transactions on the trade date.
  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
  Cash — The Cash component of portfolio holdings contains no restricted funds. It is comprised of non-restricted collateralized interest-bearing bank account deposits.

3. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

4. RELATED PARTY TRANSACTIONS

The Fund has a written agreement for management and investment advisory services (the Advisory Agreement) with the Adviser which is owned 100% by TCA which is controlled by the Trust's President and his family. The Agreements provide for advisor fees to be computed on the average daily net asset value. Under terms of the agreements, the Fund's total expenses cannot exceed 1% of the Fund's average net asset value in any one year. Expenses in excess of 1% shall be paid by the Adviser. In addition to investment advisory fees, the Fund pays fees to Caldwell Trust Company ("CTC"), another related entity which is 100% owned by TCA, for custodianship of assets.

Institutional Investor Trust	Page 14

Sector Allocation Model Fund

5. CAPTIAL SHARE TRANSACTIONS

At August 10, 2010, paid in capital amounted to $100,000 of the Fund. Transactions in capital stock were as follows:

Shares Sold	10,000
Shares Redeemed	0
Net Increase in Shares Outstanding	10,000

6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of August 10, 2010 all outstanding shares of the Fund are owned by TCA which controls the Adviser. An officer of TCA and of the Adviser is also an officer of the Trust.

Institutional Investor Trust	Page 15

Institutional Investor Trust
Investment Trust Act File Number 811-22429

201 Center Road, Suite Two ~ Venice, Florida 34285 ~ 941-493-3600 ~ 800-338-9476

PART C

RE: REGISTRATION OF INSTITUTIONAL INVESTOR TRUST

September 3, 2010

Item 28.	Exhibits
(a) Declaration of Trust
Filed Herewith, September 3, 2010.

(b) By-Laws (including Indemnification Clause)
Filed Herewith, September 3, 2010.

(c) Instruments Defining Rights of Security Holders
Previously Filed Herewith, September 3, 2010. (Included in Declaration of Trust, Section 5.2).

(d) Investment Advisory Contract
Filed Herewith, September 3, 2010.

(e) Underwriting Contracts
Not Applicable.

(f) Bonus or Profit Sharing Contracts
Not Applicable.

(g) Custodian Agreement
Filed Herewith, September 3, 2010.

(h) Other Material Contracts
Not Applicable.

(i) Legal Opinion
Filed Herewith, September 3, 2010.

(j)Consent of Independent Registered Public Accounting Firm
Filed Herewith, September 3, 2010.

(k) Financial Statements
Filed Herewith, September 3, 2010.(Included in Statement of Additional Information)

(l) Initial Capital Agreements
Not Applicable

(m) Rule 12b-1 Plan
Not applicable.

(n) Rule 18f-3 Plan
Not applicable.

(o) Reserved.

(p) Code of Ethics
Filed Herewith, September 3, 2010.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Trust Companies of America, Inc. ("TCA"), a private Florida corporation, is controlled by Roland G. Caldwell, Jr. and other family members. TCA owns 100% of Institutional Investor Advisers, Inc. ("IIA"), the Registrant's Investment Adviser. TCA also owns 100% of Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company regulated by the Florida Office of Financial Regulation and was chartered November 1, 1993. Mr. Caldwell is President of the Registrant and serves as President of IIA and CTC.

Item 30.	Indemnification (Included in Declaration of Trust)

Enclosed Herewith. . Section 4.2. Non-Liability of Trustees, Etc. provides that: "No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Item 31.	Business and Other Connections of Investment Advisor

Trust Companies of America, Inc. ("TCA"), a private Florida corporation, is controlled by Roland G. Caldwell, Jr. and other family members. TCA owns 100% of Institutional Investor Advisers, Inc. ("IIA"), the Registrant's Investment Advisor. TCA also owns 100% of Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company regulated by the Florida Office of Financial Regulation and was chartered November 1, 1993. Mr. Caldwell, President of Registrant, serves as President of IIA and CTC.

Item 32.	Principal Underwriters
Not Applicable.

Item 33.	Location of Accounts and Records
	Registered Office of Registrant:	201 Center Road, Suite Two, Venice, FL 34285
	Records Used and Kept By:	Roland G. Caldwell, Jr., President

Item 34.	Management Services
None Other Than Described in Parts A and B.

Item 35.	Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, C/Funds Group, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Venice, and the State of Florida, on this the 3rd day of September, 2010.

Registrant:

INSTITUTIONAL INVESTOR TRUST

By:	/s/ Roland G. Caldwell, Jr.	By:	/s/ Marcia DeVries
	Roland G. Caldwell, Jr., Trustee/President		Marcia DeVries, Secretary.
Date:	September 3, 2010	Date:	September 3, 2010

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

By:	/s/ Charles E. Albers	By:	/s/ Howard Present
	Charles E. Albers, Trustee		Howard Present, Trustee
Date:	September 3, 2010	Date:	September 3, 2010

By:	/s/ R. Scott Thompson	By:	/s/ James R. Woods
	R. Scott Thompson, Trustee		James R. Woods, Trustee
Date:	September 3, 2010	Date:	September 3, 2010